AMENDMENT NO. 1
                                                      to
                                               CREDIT AGREEMENT
                                         dated as of December 20, 1994


                THIS AMENDMENT NO. 1 to CREDIT AGREEMENT ("Amendment") is dated as of December 18, 1995 and entered into among COMDISCO, INC., a Delaware corporation, (the "Borrower") the financial institutions from time to time party to the "Credit Agreement" (as defined below) as Banks, NATIONSBANK, N.A. (formerly NationsBank of North Carolina, N.A.), in its capacity as Lending Agent for the Banks under the Credit Agreement, and CITIBANK, N.A., in its capacity as Administrative Agent for the Banks under the Credit Agreement. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein ascribed to such terms in the Credit Agreement.


                                             W I T N E S S E T H:

                WHEREAS, the Company, the Banks, the Lending Agent, and the Administrative Agent are parties to that certain Credit Agreement dated as of December 20, 1994 (the "Credit Agreement");

                WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as hereinafter set forth;

                NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Company by the Banks and the Agents, the parties hereto hereby agree as follows:


                1. Amendment to Credit Agreement. Effective as of
December 18, 1995, upon condition of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                1.1 Section 1.01 is amended to (i) delete the definitions of "Banks", "Commitment", "Commitment Termination Date", "Global Credit Agreement", and "NationsBank" in their entirety and substitute the following definitions therefor:

                "Banks" means each of the financial institutions party to this Agreement and named on the signature pages of Amendment No. 1 to this Agreement dated as of December 18, 1995 as a Bank or which becomes a party to this Agreement pursuant to an Assignment and Acceptance from a Bank in accordance with Section 8.06.

                "Commitment" means, for each Bank, the amount set forth opposite such Bank's name under the heading "Commitment" on the signature pages of Amendment No. 1 to this Agreement dated as of December 18, 1995 or, if such Bank has entered into one or more Assignment and Acceptances, the amount set forth for such Bank in the Register, as such amount may be reduced or otherwise adjusted from time to time pursuant to the terms of this Agreement;"

                "Commitment Termination Date" means December 16, 1996, as such date may be extended pursuant to Section 8.07.

                "Global Credit Agreement" means that certain Fourth Amended and Restated Global Credit Agreement of even date herewith among the Company, certain of its Subsidiaries, the financial institutions from time to time party thereto, NationsBank, as bid agent thereunder, Citicorp International, Ltd., as Asia bid agent thereunder, and Citibank, as administrative agent thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                "NationsBank"  means  NationsBank,   N.A.,  a  national  banking
        association, formerly known as NationsBank of North Carolina, N.A.

and (ii) add the following definitions thereto:

                "Applicable Margin Rate" means, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

        Performance Level         Applicable Margin Rate

          Level 1                          0.300%

          Level 2                          0.325%

          Level 3                          0.400%


                "Facility Margin Rate" means, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

        Performance Level         Facility Margin Rate

          Level 1                         0.100%

          Level 2                         0.125%

          Level 3                         0.150%


                "Performance Levels" means, collectively, Performance Level 1, Performance Level 2, and Performance Level 3; and "Performance Level" means, any of Performance Level 1, Performance Level 2, or Performance Level 3. For purposes of determination of a given Performance Level, (i) if either Standard & Poor's Rating Group or Moody's Investors Service, Inc. does not, at any given date, have in effect a rating designated in the definition of Performance Level 1 or Performance Level 2, then Performance Level 3 shall be deemed to be the applicable Performance Level; (ii) if the ratings of the respective rating agencies fall within different Performance Levels, the applicable Performance Level shall be determined based upon the higher of the two ratings; (iii) if the rating by either rating agency shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which it is first announced by such rating agency and continue effective until the date immediately preceding the effective date of the next subsequent change. If the rating system of either rating agency shall change, or if either rating agency shall cease to be in the business of rating corporate debt obligations or shall not have in effect a rating for reasons outside the control of the Company, the parties hereto shall negotiate in good faith to amend this definition to reflect such changed rating system or the absence of such rating and, pending the effectiveness of any such amendment, the applicable Performance Level shall be determined by reference to the rating from the other rating agency specified.

                "Performance Level 1" means that level of financial performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated at least BBB+ by Standard & Poor's Rating Group or Baa1 by Moody's Investors Service, Inc.

                "Performance Level 2" means that level of financial performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated lower than that required for Performance Level 1, but is rated at least BBB by Standard & Poor's Rating Group or Baa2 by Moody's Investors Service, Inc.

                "Performance Level 3" means that level of financial performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated lower than that required for Performance Level 2.

                1.2 Section 2.05(a) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                (a) Fees. The Company agrees to pay to the Administrative Agent, for the account of each Bank, a facility fee in an amount equal to the then applicable Facility Margin Rate applied to each Bank's Pro Rata Share of (i) the average daily Commitments (irrespective of usage and without giving effect to any Bid Rate Reduction) from the Closing Date (or, if applicable, from the effective date specified in an Assignment and Acceptance pursuant to which it became a Bank hereunder) until the Termination Date and (ii) the outstanding Syndicated Loans from the Termination Date until the payment of the Syndicated Loans in full, in each case payable in arrears (A) during the period commencing on December 31, 1994 and ending on December 17, 1995, on the last Business Day of each calendar quarter and on December 18, 1995 and (B) during the period commencing on December 18, 1995, on (x) the last Business Day of each calendar quarter, commencing December 31, 1995, (y) the Termination Date and (z) the date the Syndicated Loans are paid in full.

                1.3 Section 2.07(a)(ii) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                (ii) Eurodollar Rate Loans. If such Loan is a Eurodollar Rate Loan, a rate per annum equal at all times during the Interest Period for such Loan to the sum of the Eurodollar Rate for such Interest Period plus the then effective Applicable Margin Rate, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

                1.4 Section 5.01(k) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                (k) Notice of Change in Ratings. Shall promptly notify the Agents in writing if it receives notice of any increase or decrease in the ratings of any long term, senior unsecured, non-credit enhanced Indebtedness of the Company or of any of the Company's other publicly-traded debt.

                1.5 Section 8.02 is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                SECTION 8.02. Notices. To be effective, all notices and other communications provided for hereunder shall be in writing or by telecopy transmission or telephone (to be confirmed in writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, when deposited in the mail, air postage prepaid, or in the case of notice by telecopy transmission, when sent, addressed as follows in the case of the Company, the Banks and the Agents, or to such address as may be hereafter notified in writing by the respective parties hereto and any future holders of a Note, provided that all Notices of Syndicated Borrowing under
Section 2.02 hereof, all Notices of Bid Rate Borrowing under Section 2.04 hereof, all Notices of Conversion/Continuation under Section 2.08 hereof and all notices and communications to the Agents pursuant to Article VII shall only be effective when received:

        (a)     If to the Company:

                Comdisco, Inc.
                6111 North River Road
                Rosemont, Illinois  60018
                Attention:  Edward Pacewicz
                                    Vice President and Treasurer
                Telephone:  (708) 698-3000 or (847) 698-3000*1
                Telecopy:   (708) 518-5854 or (847) 518-5854*

--------
     1 * numbers to become effective as of January 20, 1996
                with a copy to:

                Comdisco, Inc.
                6111 North River Road
                Rosemont, Illinois  60018
                Attention:  General Counsel
                Telephone:  (708) 698-3000 or (847) 698-3000*
                Telecopy:   (708) 518-5088 or (847) 518-5088*

        (b)     If to any Bank:

                To its address set forth below its name on the signature pages hereof, with a copy to the Administrative Agent;

        (c)     If to the Administrative Agent:

                Citibank, N.A.
                c/o Citicorp Securities, Inc.
                200 South Wacker Drive
                31st Floor
                Chicago, Illinois  60606
                Attention:  John Coons
                Telephone:  (312) 993-3184
                Telecopy:  (312) 993-6706

                with a copy to:

                Sidley & Austin
                One First National Plaza
                Chicago, Illinois 60603
                Attention:  DeVerille A. Huston
                Telephone:  (312) 853-7212
                Telecopy:  (312) 853-7036

        (d)     If to the Lending Agent:

                NationsBank, N.A.
                233 South Wacker Drive
                Suite 2800
                Chicago, Illinois  60606
                Attention:  Michael S. Zehfuss
                Telephone:  (312) 234-5625
                Telecopy:  (312) 234-5601
                and/or, as applicable:

                NationsBank, N.A.
                Agency Services
                101 North Tryon Street
                15th Floor
                Charlotte, North Carolina  28255
                Attention:  Molly Canup
                Telephone:  (704) 386-1316
                Telecopy:          (704) 386-9923

                with a copy to:

                Sidley & Austin
                One First National Plaza
                Chicago, Illinois 60603
                Attention:  DeVerille A. Huston
                Telephone:  (312) 853-7212
                Telecopy:  (312) 853-7036

                1.6 Schedules 1.01 and 4.01(i) to the Agreement are deleted in their entirety and Schedules 1.01 and 4.01(i) attached hereto substituted therefor.

                2. Conditions to Effectiveness. The amendments set forth in this Amendment shall become effective as of December 18, 1995 provided that the Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Banks (as indicated by each Bank's signature hereto) and, in the case of item (i) below, in sufficient copies for each of the
Banks:

                (i)  This Amendment, executed by the parties hereto,

                (ii) The Company Notes, with appropriate insertions, executed by the Company and payable to the order of each Bank,

                (iii) Certified copies of the resolutions of the Board of Directors of the Company approving this Agreement, the Company Notes, and the other Credit Documents to be delivered by the Company in connection herewith,

                (iv) A certificate of the Secretary or an Assistant Secretary of the Company certifying (1) the Certificate of Incorporation of the Company, (2) the By-laws of the Company, and (3) the names and true signatures of the officers of the Company authorized to sign this Agreement and the other Credit Documents to be delivered by the Company in connection herewith,

                (v) A certificate of good standing of the Company issued by the Secretaries of State of Illinois and Delaware,

                (vi) A favorable opinion of the General Counsel of the Company, dated the Closing Date, relating to such matters as the Administrative Agent and the Lending Agent deem appropriate and in form and substance satisfactory to each such Agent,

                (vii) A favorable opinion of Sidley & Austin, counsel to the Administrative Agent and the Lending Agent, and

                (viii) Such other documentation as the Administrative Agent or the Lending Agent may reasonably request.

                (b) All accrued and unpaid interest, fees and expenses due and payable by the Company under the Credit Agreement on or prior to December 18, 1995 shall have been paid in full in cash.

                (c) There shall have been no material adverse change in the business, operations, assets or financial or other condition of the Company and its Subsidiaries taken as a whole, in the judgment of the Agents and the Banks (as evidenced by their execution of this Amendment).

                (e) Each  condition  precedent  set forth in Section  3.02,  and
Section 3.03 of the Credit Agreement, shall be satisfied on and as of December 18, 1995.

                3.  Representations, Warranties and Covenants.

                3.1 The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                3.2 The Borrower hereby represents and warrants that, before and after giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

                3.3 The Borrower hereby reaffirms all agreements, covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment. To the extent the Credit

Agreement is amended hereby to modify or add agreements and covenants, such agreements and covenants are made as of the date on which this Amendment becomes effective with respect thereto.

                4.  Reference to and Effect on the Credit Agreement.

                4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                4.2 Except as specifically amended above, the Credit Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

                4.3 The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or Banks, or constitute a waiver of any provision of any of the Credit Documents.

                5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

                6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

                IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                            COMDISCO, INC.


                                            By
                                              Edward A. Pacewicz
                                              Vice President and Treasurer

Commitment

$13,500,000              CITIBANK, N.A., as Administrative
                                              Agent and as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            c/o Citicorp Securities, Inc.
                                            200 South Wacker Drive
                                            31st Floor
                                            Chicago, Illinois  60606
                                            Attention:  John Coons
                                            Telephone:  (312) 993-3184
                                            Telecopy:  (312) 993-6706

Commitment

$13,500,000              NATIONSBANK, N.A.,
                                              as Lending Agent and as a Bank


                                            By_________________________________
                                              Name:
                                              Title:


                                            Address:

                                            233 South Wacker Drive
                                            Suite 2800
                                            Chicago, Illinois  60606
                                            Attention:   Michael S. Zehfuss
                                            Telephone:  (312) 234-5625
                                            Telecopy:  (312) 234-5601

Commitment

$6,000,000               WESTPAC BANKING CORPORATION,
                                              as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            335 Madison Avenue
                                            New York, New York  10017-4681
                                            Attention:  Craig Jones
                                            Telephone:  (212) 551-2700
                                            Telecopy:  (212) 850-7619

Commitment

$10,000,000              THE BANK OF TOKYO, LTD., CHICAGO
                                              BRANCH, as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            69 West Washington Street
                                            Chicago, Illinois  60602
                                            Attention:  Dino Janis
                                            Telephone:  (312) 236-4973
                                            Telecopy:  (312) 236-8268

Commitment

$7,500,000               THE FIRST NATIONAL BANK OF BOSTON,
                                              as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            100 Federal Street
                                            Mail Stop: 01-09-06
                                            Boston, Massachusetts  02110
                                            Attention:  Rod Guinn
                                            Telephone:  (617) 434-4588
                                            Telecopy:  (617) 434-0630

Commitment

$5,000,000               CAISSE NATIONALE DE CREDIT AGRICOLE,
                                              as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            55 East Monroe Street
                                            Chicago, Illinois  60603-5702
                                            Attention:  Phillip J. Salter
                                            Telephone:  (312) 917-7417
                                            Telecopy:  (312) 372-2830

Commitment

$5,000,000               COMERICA BANK, as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            4747 West Dempster
                                            Skokie, Illinois  60076
                                            Attention:  Gregory N. Block
                                            Telephone:  (708) 933-20882
                                            Telecopy:  (708) 933-2209


     2  Area code changes to 847 effective January 20, 1996.

Commitment

$10,000,000              CIBC, INC., as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            One Post Street
                                            Suite 3550
                                            San Francisco, California  94104
                                            Attention:  Thomas R. Wagner
                                            Telephone:  (415) 399-5744
                                            Telecopy:  (415) 399-5761

Commitment

$6,000,000               BANK HAPOALIM, as a Bank


                                            By
                                              Name:
                                              Title:


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            174 North Michigan Avenue
                                            Chicago, Illinois  60601
                                            Attention:  Michael J. Byrne
                                            Phone:  (312) 407-9460
                                            Fax:  (312) 621-1985

Commitment

$5,000,000               U.S. BANK OF OREGON, as
                                              a Bank


                                            By
                                              Name:
                                              Title:


                                            Attention:

                                            National Corporate Banking
                                            555 S.W. Oak Street
                                            Suite 400
                                            Portland, Oregon  97204
                                            Attention:  Jeffrey Swift
                                            Telephone:  (503) 275-6381
                                            Telecopy:  (503) 275-5428

Commitment

$10,000,000              THE FUJI BANK, LIMITED,
                                              as a Bank


                                            By
                                              Name:
                                              Title:


                                            Attention:

                                         The Fuji Bank, Limited, Chicago Branch
                                         225 West Wacker Drive
                                         Suite 2000
                                         Chicago, Illinois  60606
                                         Attention:  Stephen P. Peca
                                         Telephone:  (312) 621-9484
                                         Telecopy:   (312) 621-0539 or
                                                     (312) 419-3677

Commitment

$7,500,000               THE SANWA BANK, LIMITED, CHICAGO
                                              BRANCH, as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            10 South Wacker Drive
                                            31st Floor
                                            Chicago, Illinois  60606
                                            Attention:  Kenneth C. Eichwald
                                            Telephone:  (312) 368-3006
                                            Telecopy:   (312) 346-6677

Commitment

$10,000,000              THE YASUDA TRUST & BANKING CO., LTD.,
                                              as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            181 West Madison Street
                                            Suite 4500
                                            Chicago, Illinois  60602
                                            Attention:  Douglas B. Warren
                                            Telephone:  (312) 683-3839
                                            Telecopy:  (312) 683-3899

Commitment

$7,500,000               THE LONG-TERM CREDIT BANK OF JAPAN,
                                              LTD., CHICAGO BRANCH, as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            190 South LaSalle Street
                                            Suite 800
                                            Chicago, Illinois 60606
                                            Attention:  John R. Carley
                                            Telephone:  (312) 853-9516
                                            Telecopy:  (312) 704-8505

Commitment

$10,000,000              MELLON BANK, N.A., as a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            c/o Mellon Financial Services
                                            55 West Monroe Street
                                            Suite 2600
                                            Chicago, Illinois  60603
                                            Attention:  M. James Barry
                                            Telephone:  (312) 357-3407
                                            Telecopy:  (312) 357-3414

Commitment

$7,500,000               THE SAKURA BANK, LIMITED, as
                                              a Bank


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            227 West Monroe Street
                                            Suite 4700
                                            Chicago, Illinois  60606
                                            Attention:  Laird Schaefer
                                            Telephone:  (312) 580-1460
                                            Telecopy:  (312) 332-5345

Commitment

$5,000,000               NBD BANK, as a Bank


                                            By
                                              Name:
                                              Title:

                                            Address:

                                            Midwest Banking Division
                                            611 Woodward Avenue
                                            Detroit, Michigan  48226
                                            Attention:  Daniel J. Clarke, Jr.
                                            Telephone:  (313) 225-2058
                                            Telecopy:  (313) 225-3074

Commitment

$6,000,000               SOCIETE GENERALE, as a Bank


                                            By
                                              Name:
                                              Title:


                                            By
                                              Name:
                                              Title:


                                            Address:

                                            181 West Madison Street
                                            Suite 3400
                                            Chicago, Illinois  60602
                                            Attention:  May I. Mallouh
                                            Telephone:  (312) 578-5166
                                            Telecopy:  (312) 578-5099

Commitment

$5,000,000                        THE FIRST NATIONAL BANK OF CHICAGO, as
                                     a Bank



                                            By__________________________
                                              Name:
                                              Title:


                                            Address:

                                            One First National Plaza
                                            Mail Suite 0084
                                            Chicago, Illinois  60670-0084
                                            Attention: John F. Ide
                                            Telephone:  (312) 732-5103
                                            Telecopy:  (312) 732-5296